                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  May 19, 1998



                             Cheniere Energy, Inc.
                             ---------------------
            (Exact name of registrant as specified in its charter)



                                   Delaware
                                   --------
                (State or other jurisdiction of incorporation)



          0-9092                                 95-4352386
          ------                                 ----------
(Commission File Number)             (IRS Employer Identification No.)


Two Allen Center
1200 Smith Street Suite 1740
Houston, Texas                                    77002-4312
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(Address of principal executive office)           (Zip code)


Registrant's telephone number, including area code:  (713) 659-1361
                                                     --------------

                                     None
                    ---------------------------------------
         (Former name or former address, if changed since last report)
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Item 4.  Changes in Registrant's Certifying Accountant

     Cheniere Energy, Inc. ("Cheniere" or the "Company") is a development stage company, which has for the past two years focused its business activities on the acquisition of 3D seismic information, the processing of that information and the interpretation of that data to identify oil and gas prospects which might be drilled in order to discover and produce oil and gas. As Cheniere enters the lease acquisition and drilling phases of its exploration project, it anticipates an increasing level of activity and it contemplates accessing the public securities markets to satisfy its capital requirements. Accordingly, the Company has elected to engage a Big Six accounting firm, Price Waterhouse LLP, to serve as its independent accountants effective May 19, 1998. The independent accountants of the Company for the most recent two fiscal years, Merdinger, Fruchter, Rosen & Corso, P.C. ("MFRC"), have been replaced by the Company effective May 19, 1998. The decision to change accountants was recommended by the Company's audit committee and approved by its board of directors.

     The reports of MFRC on the financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. During the two most recent fiscal years, and the interim periods prior to the replacement of MFRC there were no disagreements with MFRC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of MFRC, would have caused MFRC to make reference to the subject matter of disagreement in connection with its report.

     During the two most recent fiscal years, and the interim periods prior to the replacement of MFRC, the Company had no relationship with Price Waterhouse LLP.


Item 7.  Financial Statements and Exhibits


(c)  Exhibits

Exhibit No.        Description
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16                 Letter from Merdinger, Fruchter, Rosen & Corso, P.C.


                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                CHENIERE ENERGY, INC.



                                By: /s/ DON A. TURKLESON
                                    -------------------------
                                    Don A. Turkleson
                                    Chief Financial Officer,
                                    Treasurer and Secretary

Date: May 22, 1998